                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

                                 CITIZENS, INC.
             (Exact name of registrant as specified in its charter)

         COLORADO                       0-16509                  84-0755371
============================   =========================   =====================
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation                 File Number)          Identification No.)


                             400 East Anderson Lane
                               Austin, Texas 78752
               (Address of principal executive offices) (Zip Code)


                                  512-837-7100
               Registrant's telephone number, including area code

                                TABLE OF CONTENTS

Item 7.  Financial Statements and Exhibits
Item 9.  Regulation FD Disclosure (including Item 12 information)
Signature
Exhibit Index
EX - 99.1 Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following:


  EXHIBIT NO.                              DESCRIPTION
 =============    ==============================================================
     99.1                        Press Release dated May 14, 2003


ITEM 9: REGULATION FD DISCLOSURE (including Item 12 information)

The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this
Item 9 in accordance with SEC Release No. 33-8216.

On May 14, 2003, Citizens, Inc. issued a press release announcing first quarter 2003 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to
Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CITIZENS, INC.


                                            By:  /s/ Mark A. Oliver
                                                 -------------------------------
                                                 Mark A. Oliver, FLMI, President

Date: May 19, 2003

                                  EXHIBIT INDEX


  EXHIBIT NO.                       DESCRIPTION
 ===========      =======================================================
 99.1             Press Release dated May 14, 2003